UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

QUESTIONS & ANSWERS FOR:

INVESCO INTERNATIONAL EQUITY FUND

We encourage you to read the proxy statement/prospectus in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the 14-digit control number from your proxy card and/or voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement/prospectus.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To approve an Agreement and Plan of Reorganization that provides for the reorganization of Invesco International Equity Fund into Invesco EQV International Equity Fund, each a series of AIM International Mutual Funds (Invesco International Mutual Funds).

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the July 12, 2023 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare, Inc. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•

Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card and/or voting instruction card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on July 12, 2023 at 2:00 p.m. Central Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Special Meeting of Shareholders for Invesco International Equity Fund taking place on July 12, 2023, Press 1.

If you plan to attend the Special Meeting of Shareholders for Invesco International Equity Fund, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Special Meeting of Shareholders, which is currently scheduled for 2:00 p.m. Central Time on July 12, 2023.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

INVESCO WO # 33272 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 04/25/2023

Control Number Security Code Fund Name
272 9999 9001 099 9999 9999 Invesco International Equity Fund

WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.
Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”

IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” the proposal.

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”

THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
“PROPOSAL 1 : “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

Enter your 14 digit control number from the shaded box on your notice or card: | | | | | | | | Enter your 8 digit security code from the unshaded box on your notice or card: | j | j Login Sd,nple r, . Sample Notice Proxy/Voting Instruction Card I XXX XXXX XXXX XXX I I XXXX XXXX I PLEASEDSE THE 14 DIGIT CONTROL NUMBER 8 8 DIGIT— SECURITY CODE US’ED IN THE BOXES 9ELCW AT-EN T REQUESTING MATERIAL VIA THE TELEPHONE & Cnntrnl Nt tmhpr ^pn irifv Cndp internet, whtn you are ready to vote, you can use the uoniroi nunwer ^ecuniy uoae Njmbor & Sturity Codt t0 /ovr Nett Plm* tign mcttyM/our n*me>) appaaroa this card Joht I—11 I owne-s thMld ncl »gn irCdtvid/aiy. Corporate proxies should be XXX XXXX XXXX XXX XXXX XXXX »>$oed ir full exporate nir-e by an authcrired offcar. FducU’irt ‘ ; 1 ‘ should gkroMAiw. s-?”*” Control Number Security Code S^nau-o ct pnt cxwor. 4 a-y Me WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted. Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Fund Invesco International Equity Fund Proposal 1 To approve an Agreement and Pian of Reorganization that provides for the reorganization of Invesco International Equity Fund into Invesco EQV International Equity Fund, each a O For C1 Against ‘ _1 Abstain series of AIM International Mutual Funds (Invesco International Mutual Funds). If you have questions regarding the voting process, please call Cancel Vote & Exit Submit Vote 1-866-875-8614 Home • Contact Us • Privacy Policy • Help [126/68] © 2023—Computershare. All Rights Reserved.

Log Out Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet voting site at any time before the meeting on 7/12/2023 2:00 PM CT to submit new voting instructions. This is a summary of your voting instructions for the Invesco International Equity Fund Special Meeting. You may print this page for your records. Print Page Instructions submitted on 5/9/2023 3:32:16 PM [ET] 1 To approve an Agreement and Plan of Reorganization that provides for the reorganization of Invesco International Equity Fund into Invesco EQV International Equity Fund, each a Voted For series of AIM International Mutual Funds (Invesco International Mutual Funds). Vote Another Card or Exit Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: | | Confirm E-mail: | | Send E-mail

INVESCO INTERNATIONAL EQUITY FUND PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO INTERNATIONAL EQUITY FUND VOTING INSTRUCTION FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2023 The undersigned, revoking prior voting instruction cards, hereby appoints the above-named insurance company (the “Insurance Company”) to vote all shares of the Fund listed above in which the undersigned had an interest as a contract owner on the record date at the Special Meeting of Shareholders of the Fund to be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 on July 12, 2023 at 2:00 p.m. Central Time, or at any adjournment or postponement thereof. Receipt of the related Proxy Statement/Prospectus and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged. IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, DEPENDING ON YOUR SEPARATE ACCOUNT, THE INSURANCE COMPANY WILL VOTE ALL SHARES OF THE FUND ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO THE VOTES OF CONTRACT OWNERS ALLOCATING ASSETS TO SUCH FUND FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED BY THE INSURANCE COMPANY. IF THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT/PROSPECTUS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your Voting Instruction Card. VOTE VIA THE INTERNET:    www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 IIE_33272_051223_VI PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx                code

EVERY VOTE IS IMPORTANT! VOTE THIS VOTING INSTRUCTION CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July 12, 2023 The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/inv-33272 Please detach at perforation before mailing. This Voting Instruction Card is solicited on behalf of the Board. The Board recommends voting “FOR” the Proposal. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X Proposal FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization that provides for the reorganization of Invesco International Equity Fund into Invesco EQV International Equity Fund, each a series of AIM International Mutual Funds (Invesco International Mutual Funds). Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code     xxxxxxxxxxxxxx                IIE2 33272                xxxxxxxx